EXHIBIT 99.1

P  R  E  S  S     R  E  L  E  A  S  E

FOR IMMEDIATE RELEASE

CONTACT:

Christopher Curtis

Vice President, Corporate Affairs

Rewards Network Inc.

(312) 521-6754

Rewards Network Inc. Reports Fourth Quarter and Full Year Results

Chicago, IL February 5, 2007 — Rewards Network Inc. (AMEX: IRN), a leading provider of marketing services and loyalty programs to the restaurant industry, today reported its financial results for the fourth quarter and full year ended December 31, 2006.

Fourth Quarter Comparisons:

•	Sales of $58.6 million in 2006, versus $69.0 million in 2005

•	Net revenues of $17.1 million in 2006, versus $21.9 million in 2005

•	Net loss of $19.2 million or $0.72 per share in 2006, versus net income of $2.1 million or $0.08 per diluted share in 2005

Sales declined due to a decrease in merchant count and a continued shift in the mix between Marketing Credits and Marketing Services merchants. Net revenues were negatively impacted by the sales decline and an increase in member benefits expense related to certain partner bonus promotions during the quarter. The Company reported a net loss for the quarter due to accrued expenses pertaining to the proposed settlement of the California class action lawsuit and related professional fees.

Full-Year Comparisons:

•	Sales of $253.0 million in 2006, versus $287.1 million in 2005

•	Net revenues of $81.4 million in 2006, versus $74.3 million in 2005

•	Net loss of $15.2 million or $0.57 per share in 2006, versus a net loss of $0.6 million or $0.02 per share in 2005

The full-year increase in net revenue is attributed primarily to a lower provision for losses due to lowered risk in the dining credits portfolio, which is a result of management’s focus on improving the underlying economics and risk attributes of deals with participating restaurants. This improvement was more than offset by settlement-related expenses, which resulted in the reported net loss.

“Our team executed against our 2006 priorities of building for the future and addressing certain challenges facing this business,” said Ron Blake, Rewards Network’s President and Chief Executive Officer. “With our improved financial management of merchant deals and the preliminary settlement of the California litigation, we believe Rewards Network’s foundation is stronger and positioned well for the future.”

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During the fourth quarter of 2006, Rewards Network adopted the provisions of Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 requires companies to assess the materiality of identified errors in financial statements using both an income statement (“rollover”) and a balance sheet (“iron curtain”) approach. Over the course of many years, accrual and asset differences that were considered immaterial by the Company to any particular year’s operations or financial condition accumulated to a total adjustment of $1.3 million, net of tax. Under the balance sheet approach to assessing materiality, the Company has concluded that these accrual differences should be corrected. As provided for in SAB 108, Rewards Network will not restate prior years, but instead has reduced the beginning of the year balance of accounts payable - member benefits, accounts receivable and income taxes receivable and increased the opening balance of retained earnings by $1.3 million, net of tax.

Webcast Information

Management will host a conference call at 5:00 pm Eastern Time on Monday, February 5, 2007. Participants are invited to join a live webcast of the call, which may be accessed by visiting the Investor Relations section of the Rewards Network website at www.rewardsnetwork.com. The webcast is also available at www.streetevents.com and www.earnings.com. Participants should log on at least 10 minutes prior to the webcast to register and download any necessary software. If you are unable to participate during the live webcast, a replay of the call will be archived on the Company’s website. Alternatively, a dial-in replay is available through March 4, 2007, by dialing 1-888-843-8996 or 1-630-652-3044, using the conference ID number, 16894105.

About Rewards Network

Rewards Network (AMEX:IRN), headquartered in Chicago, Illinois, is a leading provider of marketing services and loyalty programs to the restaurant industry. Thousands of participating restaurants and other merchants across North America benefit from the Company’s extensive email, internet and print marketing efforts; member ratings/feedback and other business intelligence; customer loyalty programs; and access to capital through the purchase of dining credits. In conjunction with leading airline frequent flyer programs, club memberships, and other affinity organizations, Rewards Network provides over three million members with incentives to dine at participating restaurants, including airline miles, loyalty/reward program points, and Cashback Rewards(SM) savings. Additional details about Rewards Network can be found at www.rewardsnetwork.com or by calling 1-877-491-3463.

Safe Harbor Statement

Statements in this release that are not strictly historical are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectation or beliefs, and are subject to risks, trends and uncertainties. Actual results, performance or achievements may differ materially from those expressed or implied by the statements herein due to factors that include, but are not limited to, the following: (i) a class action lawsuit that, if the proposed settlement is not approved, may result in monetary damages greater than the proposed settlement amount as well as restrictions on and changes to how we conduct our business, based on the court’s summary judgment opinion, (ii) our dependence on our relationships with airlines and other reward program partners for a significant number of members, (iii) the concentration of a significant amount of our rewards currency in one industry group, the airline industry, (iv) our minimum purchase

February 5, 2007	Page 2 of 7

obligations and performance requirements, (v) our inability to attract and retain merchants, (vi) our inability to attract and retain members, (vii) adverse consequences of changes in our programs that affect the rate of rewards received by members, (viii) our inability to maintain an appropriate balance between the number of members and the number of participating merchants in each market, (ix) changes to payment card association rules and practices, (x) our dependence upon our relationships with payment card issuers, transaction processors, presenters and aggregators, (xi) network interruptions or processing errors, (xii) our susceptibility to a changing regulatory environment, (xiii) increased operating costs due to privacy concerns of our marketing partners, payment card processors and the public, (xiv) the failure of our security measures, (xv) the risk that our members will not be able to use the dining credits we purchase from a merchant, (xvi) economic changes, (xvii) an adverse change in our loss experience related to dining credits, (xviii) the loss of key personnel, (xix) adverse determination of lawsuits in which we are a defendant that may result in liability and/or adversely impact the way in which we conduct business, (xx) increasing competition, (xxi) our inability to obtain sufficient cash, and (xxii) the failure of our expansion into Canada. A more detailed description of the factors that, among others, should be considered in evaluating our outlook can be found in the company’s quarterly report on Form 10-Q for the quarter ended September 30, 2006 and annual report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise, except as required by law.

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Rewards Network Inc. and Subsidiaries

- unaudited, except for full year 2005 and year end 2005 amounts -

(amounts in thousands, except per share data, restaurants in the program, average transaction amount and estimated months to consume dining credits portfolio)

	Three Months Ended December 31,				Year Ended December 31,
	2006	% of Sales	2005	% of Sales	2006	% of Sales	2005	% of Sales
Sales	$58,639	100.00%	$69,023	100.00%	$252,986	100.00%	$287,145	100.00%

Cost of sales	29,577	50.44%	36,013	52.18%	130,065	51.41%	147,585	51.40%
Provision for losses	1,760	3.00%	2,740	3.97%	4,139	1.64%	22,522	7.84%
Member benefits	10,209	17.41%	8,395	12.16%	37,420	14.79%	42,777	14.90%

Net revenues	17,093	29.15%	21,875	31.69%	81,362	32.16%	74,261	25.86%

Membership fees and other income	511	0.87%	610	0.88%	2,135	0.84%	2,790	0.97%

Total operating revenues	17,604	30.02%	22,485	32.58%	83,497	33.00%	77,051	26.83%

Operating expenses:
Salaries and benefits	6,328	10.79%	4,474	6.48%	23,863	9.43%	18,623	6.49%
Sales commission and expenses	4,115	7.02%	4,913	7.12%	17,953	7.10%	21,057	7.33%
Professional fees (1)	651	1.11%	441	0.64%	2,878	1.14%	3,797	1.32%
Member & merchant marketing	1,198	2.04%	1,428	2.07%	4,998	1.98%	5,898	2.05%
Goodwill impairment	0	0.00%	0	0.00%	0	0.00%	1,554	0.54%
General and administrative	5,194	8.86%	4,935	7.15%	20,031	7.92%	19,790	6.89%
Litigation settlements and related expenses	29,424	50.18%	1,175	1.70%	36,359	14.37%	3,459	1.20%

Total operating expenses	46,910	80.00%	17,366	25.16%	106,082	41.93%	74,178	25.83%

Operating (loss) income	(29,306)	-49.98%	5,119	7.42%	(22,585)	-8.93%	2,873	1.00%

Other income (expenses), net	42	0.07%	(577)	-0.84%	(204)	-0.08%	(2,753)	-0.96%

(Loss) income before income tax (benefit) provision	(29,264)	-49.91%	4,542	6.58%	(22,789)	-9.01%	120	0.04%

Income tax (benefit) provision	(10,097)	-17.22%	2,451	3.55%	(7,634)	-3.02%	741	0.26%

Net (loss) income	(19,167)	-32.69%	2,091	3.03%	(15,155)	-5.99%	(621)	-0.22%

Net (loss) income per share
Basic	($0.72)		$0.08		($0.57)		($0.02)
Diluted	($0.72)		$0.08		($0.57)		($0.02)
Weighted average number of common and common equivalent shares outstanding
Basic	26,738		26,355		26,683		26,133
Diluted	26,738		26,514		26,683		26,133

(1)	Excludes legal fees related to litigation settlements and related expenses

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Rewards Network Inc. and Subsidiaries

- unaudited, except for full year 2005 and year end 2005 amounts -

(amounts in thousands, except per share data, restaurants in the program, average transaction amount and estimated months to consume dining credits portfolio)

	Three months ended December 31, 2006			Three months ended December 31, 2005
	Marketing Credits Program	Marketing Services Program	Total	Marketing Credits Program	Marketing Services Program	Total
Number of qualified transactions	1,567	704	2,271	1,940	574	2,514
Average transaction amount	$47.52	$48.80	$47.91	$47.78	$51.16	$48.56

Qualified transaction amounts	$74,459	$34,353	$108,812	$92,702	$29,367	$122,069
Sales yield	70.83%	17.18%	53.89%	69.03%	17.12%	56.54%
Sales	$52,737	$5,902	$58,639	$63,994	$5,029	$69,023

Cost of dining credits	$29,261	$0	$29,261	$35,623	$0	$35,623
Processing fees	216	100	316	296	94	390

Total cost of sales	$29,477	$100	$29,577	$35,919	$94	$36,013

Provision for losses	$1,760	$0	$1,760	$2,740	$0	$2,740

Total member benefits	$7,044	$3,165	$10,209	$6,523	$1,872	$8,395
Net revenues	$14,456	$2,637	$17,093	$18,812	$3,063	$21,875

	Year ended December 31, 2006			Year ended December 31, 2005
	Marketing Credits Program	Marketing Services Program	Total	Marketing Credits Program	Marketing Services Program	Total
Number of qualified transactions	6,943	2,695	9,638	8,182	1,981	10,163
Average transaction amount	$47.57	$48.56	$47.85	$46.39	$53.04	$47.69

Qualified transaction amounts	$330,269	$130,880	$461,149	$379,578	$105,065	$484,643
Sales yield	69.96%	16.76%	54.86%	70.20%	19.68%	59.25%
Sales	$231,046	$21,940	$252,986	$266,471	$20,674	$287,145

Cost of dining credits	$128,562	$0	$128,562	$146,021	$0	$146,021
Processing fees	1,076	427	1,503	1,225	339	1,564

Total cost of sales	$129,638	$427	$130,065	$147,246	$339	$147,585

Provision for losses	$4,139	$0	$4,139	$22,522	$0	$22,522

Total member benefits	$27,182	$10,238	$37,420	$34,262	$8,515	$42,777
Net revenues	$70,087	$11,275	$81,362	$62,441	$11,820	$74,261

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Rewards Network Inc. and Subsidiaries

- unaudited, except for full year 2005 and year end 2005 amounts -

(amounts in thousands, except per share data, restaurants in the program, average transaction amount and estimated months to consume dining credits portfolio)

Definitions:

Qualified transaction amounts:	Represents the total dollar value of member transactions at participating merchants when a benefit is offered. Qualified transaction amounts are divided by the number of qualified transactions to arrive at the average transaction amount.

Sales yield:	Represents the percentage of qualified transaction amounts that Rewards Network reports as revenue. The percentage is based on each agreement between the merchant and Rewards Network.

Cost of dining credits:	Represents the amount of dining credits, at cost, redeemed by members when transacting at participating merchants when a benefit is offered. Under the Company’s Marketing Services Program, no dining credits are purchased by Rewards Network.

Provision for losses:	Represents the current period expense necessary to maintain an appropriate reserve against the Company’s dining credits portfolio. No provision applies to the Marketing Services Program, as the Company does not purchase dining credits under that program.

Total member benefits:	Represents the dollar value of benefits paid to members in Cashback RewardsSM savings, airline miles, or other benefit currencies, for dining at participating merchants.

Selected Balance Sheet and Cash Flow Information	December 31, 2006	December 31, 2005
Cash and cash equivalents	$52,496	$31,585
Short-term available for sale securities	32,500	—
Dining credits	88,576	142,218
Allowance for doubtful dining credits accounts	(12,210)	(21,192)
Goodwill	8,117	8,117
Total assets	206,579	190,887

Accounts payable - dining credits	6,801	8,434
Outstanding debt	70,000	70,000
Stockholders’ equity	84,737	94,188

	Year ended December 31,
	2006	2005
Net cash provided by (used in):
Operations	$56,886	$17,050
Investing	$(37,143)	$4,269
Financing	$1,133	$1,439

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Rewards Network Inc. and Subsidiaries

- unaudited, except for full year 2005 and year end 2005 amounts -

(amounts in thousands, except per share data, restaurants in the program, average transaction amount and estimated months to consume dining credits portfolio)

	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q4 2005
Sales Statistic Trends:
Marketing Credits Program sales	$52,737	$54,733	$61,002	$62,571	$63,994
Marketing Services Program sales	5,902	5,656	5,354	5,031	5,029

Total sales	$58,639	$60,389	$66,356	$67,602	$69,023

Sequential Percentage Change
Marketing Credits Program sales	-3.6%	-10.3%	-2.5%	-2.2%	-2.3%
Marketing Services Program sales	4.3%	5.6%	6.4%	0.0%	5.1%
Total sales	-2.9%	-9.0%	-1.8%	-2.1%	-1.8%

Merchant Count Trends (period ending):
Marketing Credits Program merchants	6,079	6,285	6,834	7,362	7,955
Marketing Services Program merchants	2,548	2,341	2,307	2,160	2,002

Total merchants	8,627	8,626	9,141	9,522	9,957

Sequential Percentage Change
Marketing Credits Program merchants	-3.3%	-8.0%	-7.2%	-7.5%	-6.0%
Marketing Services Program merchants	8.8%	1.5%	6.8%	7.9%	11.5%
Total merchants	0.0%	-5.6%	-4.0%	-4.4%	-2.9%

Qualified Transaction Amounts Trends:
Marketing Credits Program	$74,459	$78,105	$87,406	$90,380	$92,702
Marketing Services Program	34,353	33,384	32,624	30,456	29,367

Total qualified transaction amounts	$108,812	$111,489	$120,030	$120,836	$122,069

Sequential Percentage Change
Marketing Credits Program	-4.7%	-10.6%	-3.3%	-2.5%	-1.3%
Marketing Services Program	2.9%	2.3%	7.1%	3.7%	15.1%
Total qualified transaction amounts	-2.4%	-7.1%	-0.7%	-1.0%	2.2%

Sales Yield Trends:
Marketing Credits Program sales yield	70.8%	70.1%	69.8%	69.2%	69.0%
Marketing Services Program sales yield	17.2%	16.9%	16.4%	16.5%	17.1%
Total sales yield	53.9%	54.2%	55.3%	55.9%	56.5%

Member Activity Trends:
Member accounts active last 12 months	3,319	3,232	3,507	3,473	3,427
Number of qualified transactions during quarter	2,271	2,356	2,475	2,536	2,514

Cost of Dining Credits Trends:
Cost of dining credits	$29,261	$30,347	$34,025	$34,943	$35,623
Cost as % of Marketing Credits Program sales	55.5%	55.4%	55.8%	55.8%	55.7%

Dining Credits Portfolio and Allowance Trends:
Ending gross dining credits portfolio	$88,576	$89,724	$102,629	$119,532	$142,218
Net write-offs (gross write-offs less recoveries)	$1,287	$4,947	$3,851	$3,738	$7,171
Ending allowance for dining credits losses	$12,210	$11,796	$14,902	$18,042	$21,192
Allowance as % of gross dining credits	13.8%	13.1%	14.5%	15.1%	14.9%
Estimated months to consume dining credits *	9.1	8.9	9.0	10.3	12.0

*	Calculated as Ending Gross Dining Credits Portfolio / (Quarterly Cost of Dining Credits / 3)

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